EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                            MARINE EXPLORATION, INC.
                       PURSUANT TO 18 U.S.C. SECTION 1350

     I hereby certify that, to the best of my knowledge, the quarterly report on Form 10-QSB of Marine Exploration, Inc. for the period ending December 31, 2007:


          (1) complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of Marine Exploration, Inc.


/s/ Miguel Thomas Gonzalez
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Miguel Thomas Gonzalez
Chief Financial Officer
February 4, 2008

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Marine Exploration, Inc. and will be retained by Marine Exploration, Inc. and furnished to the Securities and Exchange Commission upon request.
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